                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            THE PORTUGAL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              THE CHILE FUND, INC.
                            THE INDONESIA FUND, INC.
                      THE LATIN AMERICA EQUITY FUND, INC.
                    THE LATIN AMERICA INVESTMENT FUND, INC.
                            THE PORTUGAL FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, MAY 11, 1999
                               -----------------

TO THE SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of the funds listed above (each a "Fund" and collectively, the "Funds") will be held at the offices of Credit Suisse Asset Management, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022, on Tuesday, May 11, 1999, commencing at the following times:

The Indonesia Fund, Inc. ("IF")..................................  10:00 a.m.
The Chile Fund, Inc. ("CH")......................................  10:30 a.m.
The Latin America Equity Fund, Inc. ("LAQ")......................  11:00 a.m.
The Latin America Investment Fund, Inc. ("LAM")..................  11:30 p.m.
The Portugal Fund, Inc. ("PGF")..................................  12:00 p.m.

    The meetings are being held to consider and vote on the following matters for each Fund (other than Proposals 3 and 4, which are to be voted on only at the meetings of shareholders of LAQ and LAM, respectively) as described in the accompanying joint proxy statement (the "Joint Proxy Statement") and such other matters as may properly come before the meetings or any adjournments thereof:

                                    PROPOSALS
      ----------------------------------------------------------------------
  1.  Election of Directors.
  2.  Ratification of PricewaterhouseCoopers LLP as independent public accountants.
  3.  Approval or disapproval of a shareholder proposal providing that the advisory contract between LAQ and Credit Suisse Asset Management
       (formerly BEA Associates) be terminated, which proposal the Board of
       Directors opposes, as discussed herein.
  4.  Approval or disapproval of a shareholder proposal providing that the advisory contract between LAM and Credit Suisse Asset Management
       (formerly BEA Associates) be terminated, which proposal the Board of
       Directors opposes, as discussed herein.

    The close of business on March 15, 1999 has been fixed as the record date for the determination of the shareholders of IF and the close of business of February 22, 1999 has been fixed as the record date for the determination of the shareholders of the remaining Funds entitled to notice of, and to vote at, the meetings.

    This notice and related proxy material are first being mailed on or about April 8, 1999.

                                          By order of each Board of Directors,

                                                 /s/ Michael A. Pignataro
                                                   MICHAEL A. PIGNATARO
                                                  SECRETARY OF EACH FUND

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR STOCK TO BE VOTED, PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: April 8, 1999
New York, New York

                              THE CHILE FUND, INC.
                            THE INDONESIA FUND, INC.
                      THE LATIN AMERICA EQUITY FUND, INC.
                    THE LATIN AMERICA INVESTMENT FUND, INC.
                            THE PORTUGAL FUND, INC.
                 (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10019
                              -------------------

                         JOINT PROXY STATEMENT FOR THE
                        ANNUAL MEETINGS OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, MAY 11, 1999
                               -----------------

    This Joint Proxy Statement is furnished in connection with a solicitation of proxies by the Boards of Directors (each a "Board" and collectively, the "Boards") of the Funds for use at the Annual Meetings of Shareholders to be held at the offices of Credit Suisse Asset Management, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022, on Tuesday, May 11, 1999 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and a proxy card or cards (the "Proxy") accompany this Joint Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Funds, Credit Suisse Asset Management (formerly BEA Associates) ("CSAM"), the investment adviser to the Funds, Bear Stearns Funds Management Inc., U.S. administrator to the Funds (the "U.S. Administrator"), or Georgeson & Company, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by each of the Funds and which will receive a fee ranging between approximately $5,000 and $10,000 per Fund depending on the complexity of each solicitation and the number of stockholders to be solicited, and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Joint Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, (c) payment of Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Funds. This Joint Proxy Statement is expected to be mailed to shareholders on or about April 8, 1999.

    The principal executive office of CSAM is One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The U.S. Administrator has its principal executive office at 575 Lexington Avenue, 9th Floor, New York, New York 10022. Salomon Brothers Asset Management Inc ("SBAM"), located at 7 World Trade Center, New York, New York 10048, serves as investment adviser to The Latin America Investment Fund, Inc. ("LAM") with respect to investments in external debt obligations of Latin American governments or governmental entities. Celfin Servicios Financieros Limitada ("Celfin"), located at Apoquindo 3721, Piso 19, Santiago, Chile, serves as Chilean investment sub-adviser and Chilean sub-administrator to The Chile Fund, Inc. ("CH"), The Latin America Equity Fund, Inc. ("LAQ") and LAM.

    The Funds' Annual Reports containing audited financial statements for the fiscal year ended December 31, 1998 have previously been furnished to the shareholders of the respective Funds. The reports are not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meetings, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for director, FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending December 31, 1999, and regarding LAQ and LAM Proxies only, AGAINST the shareholder proposals (Proposals 3 and 4) and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. Any shareholder giving a Proxy has the right to attend a Meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by a Fund prior to the time it is voted.

    In the event that a quorum is present at a Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote thereon in accordance with their best judgment in the interest of the Funds. A shareholder vote may be taken on one or more of the proposals in the Joint Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at a Meeting. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at a Meeting in person or by proxy, Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at a Meeting in person or by proxy and Proposals 3 and 4 require for approval the affirmative vote of a "majority of the outstanding voting securities" (as defined below) of LAQ and LAM, respectively. The term "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), and as used in this Joint Proxy Statement, means the lesser of (a) 67% of the shares present at the LAQ and LAM Meetings if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposals 1 and 2 but would have the same effect as a vote AGAINST Proposals 3 and 4.

    Each Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date (February 22, 1999 for CH, LAQ, LAM and The Portugal Fund, Inc. ("PGF") and March 15, 1999 for The Indonesia Fund, Inc. ("IF")), the following number of Shares of each Fund were issued and outstanding:

CH.......................................  14,327,901  Shares
IF.......................................   4,608,989  Shares
LAQ......................................   8,155,228  Shares
LAM......................................   7,566,339  Shares
PGF......................................   5,331,716  Shares

    This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own Shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at such Fund's Meeting and fractional Shares are entitled to proportionate shares of one vote. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record Shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxies for the Funds in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns Shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy for each Fund in which such shareholder is a beneficial owner. Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Therefore, it is essential that shareholders complete, date, sign and return EACH enclosed Proxy.

    In order that your Shares may be represented, you are requested to:
    -- indicate your instructions on the Proxy or Proxies;
    -- date and sign the Proxy or Proxies;
    -- mail the Proxy or Proxies promptly in the enclosed envelope;
    -- allow sufficient time for the Proxy or Proxies to be received before the commencement of the applicable Meetings on May 11, 1999.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meetings will be the election of directors of the Funds. Each nominee is a current director whose term expires on the date of the Meetings and, if elected, will serve until the 2002 Annual Meetings of the Funds and hold office for a term of three years and until his successor is elected and qualified. Each Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    The following identifies the nominees for election to the Boards of the Funds. Information with respect to such nominees is set forth further below.

CH:   James J. Cattano                              LAM:  James J. Cattano
      Richard W. Watt                                     Riordan Roett

IF:   Peter J. Kaplan                               PGF:  James J. Cattano
                                                          Richard W. Watt
LAQ:  Peter A. Gordon
      William W. Priest, Jr.
      Martin M. Torino

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Joint Proxy Statement. Each nominee or director who is deemed an "interested person" of a Fund, as defined in the 1940 Act, is indicated by an asterisk in the following table. Messrs. Priest and Watt are interested persons of the Funds by virtue of their positions as directors and/or officers of CSAM.

    The following table sets forth certain information regarding the nominees for election to the Boards of the Funds, the directors of the Funds and the officers and directors of the Funds as a group. Each of the nominees, the directors and the officers of the Funds has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the officers and directors of each Fund as a group owns less than one percent of the outstanding Shares of such Fund.

                                  SHARES
                                BENEFICIALLY                                LENGTH OF SERVICE AS
                                 OWNED ON        CURRENT PRINCIPAL          DIRECTOR AND TERM OF        MEMBERSHIP ON BOARDS
                                 FEBRUARY            OCCUPATION                  MEMBERSHIP             OF OTHER REGISTERED
                                    22,       AND PRINCIPAL EMPLOYMENT          ON BOARDS OF          INVESTMENT COMPANIES AND
          NAME (AGE)               1999      DURING THE PAST FIVE YEARS          THE FUNDS            PUBLICLY HELD COMPANIES
------------------------------  -----------  --------------------------  --------------------------  --------------------------

Enrique R. Arzac (57) ........  CH:    700   Professor of Finance and    CH: since 1996; current     Director of six other
  Columbia University           LAQ:   700   Economics, Graduate School  term ends at the 2000       CSAM-advised investment
  Graduate School of            LAM:   700   of Business, Columbia       annual meeting              companies; Director of The
  Business                      PGF:   700   University (1971-present).  LAQ: since 1996; current    Adams Express Company;
  New York, NY 10027                                                     term ends at the 2001       Director of Petroleum and
                                                                         annual meeting              Resources Corporation.
                                                                         LAM: since 1996; current
                                                                         term ends at the 2000
                                                                         annual meeting
                                                                         PGF: since 1996; current
                                                                         term ends at the 2000
                                                                         annual meeting

James J. Cattano (55) ........  CH:    277   President, Primary Re-      CH: since 1989;             Director of three other
  78 Manor Road                 LAQ:   533   sources Inc. (an interna-   current term ends at the    CSAM-advised investment
  Ridgefield, CT 06877          LAM:   100   tional trading chemical     1999 annual meeting         companies.
                                PGF:   100   processing company spe-     LAQ: since 1991;
                                             cializing in the sale of    current term ends at the
                                             agricultural and            2001 annual meeting
                                             industrial bulk             LAM: since 1990;
                                             commodities throughout      current term ends at the
                                             Latin American markets)     1999 annual meeting PGF:
                                             (10/96-present);            since 1989; current term
                                             President, Atlantic         ends at the 1999 annual
                                             Fertilizer & Chemical       meeting
                                             Company (an international
                                             trading company spe-
                                             cializing in the sale of
                                             agricultural commodities
                                             in Latin American mar-
                                             kets)(10/91-10/96).

                                  SHARES
                                BENEFICIALLY                                LENGTH OF SERVICE AS
                                 OWNED ON        CURRENT PRINCIPAL          DIRECTOR AND TERM OF        MEMBERSHIP ON BOARDS
                                 FEBRUARY            OCCUPATION                  MEMBERSHIP             OF OTHER REGISTERED
                                    22,       AND PRINCIPAL EMPLOYMENT          ON BOARDS OF          INVESTMENT COMPANIES AND
          NAME (AGE)               1999      DURING THE PAST FIVE YEARS          THE FUNDS            PUBLICLY HELD COMPANIES
------------------------------  -----------  --------------------------  --------------------------  --------------------------

Jorge E. Desormeaux (48) .....  CH:      0   External Advisor to Banco   CH: since 1997;                         --
  c/o Hernando DeAquirre                     Santiago (1997-present);    current term ends at the
  162 Office 1202                            Member of Advisory          2001 annual meeting
  Santiago, Chile                            Committee to Minister of
                                             Finance on Tax Reform
                                             (1996-present); External
                                             Advisor to Banco O'Higgins
                                             (1992-1996).

Richard H. Francis (66) ......  IF+:  1,000  Currently retired; Execu-   IF: since 1990;             Director of Infinity Funds
  40 Grosvenor Road                          tive Vice President and     current term ends at the
  Short Hills, NJ 07078                      Chief Financial Officer of  2001 annual meeting
                                             Pan Am Corporation and Pan
                                             American World Airways,
                                             Inc. (1988-1991).

Peter A. Gordon (56) .........  LAQ:      0  Retired (1/96-present);     LAQ: since 1994;            Director of four other
  284 Coopers Neck Lane         LAM:      0  General Partner of Ethos    current term ends at the    CSAM-advised investment
  P.O. Box 1327                              Capital Management          1999 annual meeting         companies; Director of TCS
  Southampton, NY 11968                      (6/92-12/95); Managing      LAM: since 1994;            Fund, Inc.; Director of
                                             Director at Salomon         current term ends at the    the Mills Corporation.
                                             Brothers Inc (1981-6/92).   2001 annual meeting

Peter J. Kaplan (56) .........  IF+:  1,000  President of National Me-   IF: since 1990;                         --
  1790 Broadway                              dia Group, Inc. (sports     current term ends at the
  New York, NY 10019                         marketing and management    1999 annual meeting
                                             company)(1981-present).

George W. Landau (79) ........  CH:     568  Senior Advisor, Latin       CH: since 1989;             Director of four other
  Two Grove Isle Drive          LAQ:  2,333  American Group, The Co-     current term ends at the    CSAM-advised investment
  Coconut Grove, FL 33133       LAM:    444  ca-Cola Company             2001 annual meeting         companies;
                                             (1988-present); President   LAQ: since 1991;            Director of Emigrant
                                             of the Americas Society     current term ends at the    Savings Bank; Director of
                                             and Council of the          2000 annual meeting         GAM Funds, Inc.
                                             Americas (7/85-10/93);      LAM: since 1990;
                                             United States Ambassador    current term ends at the
                                             to Venezuela (1982-1985);   2000 annual meeting
                                             United States Ambassador
                                             to Chile (1977-1982) and
                                             United States Ambassador
                                             to Paraguay (1972-1977).

----------------
+ For IF, Shares shown are as of March 15, 1999.

                                  SHARES
                                BENEFICIALLY                                LENGTH OF SERVICE AS
                                 OWNED ON        CURRENT PRINCIPAL          DIRECTOR AND TERM OF        MEMBERSHIP ON BOARDS
                                 FEBRUARY            OCCUPATION                  MEMBERSHIP             OF OTHER REGISTERED
                                    22,       AND PRINCIPAL EMPLOYMENT          ON BOARDS OF          INVESTMENT COMPANIES AND
          NAME (AGE)               1999      DURING THE PAST FIVE YEARS          THE FUNDS            PUBLICLY HELD COMPANIES
------------------------------  -----------  --------------------------  --------------------------  --------------------------

Jonathan W. Lubell (69) ......  PGF:     0   Partner, Morrison Cohen     PGF: since 1989;            Director of one other
  750 Lexington Avenue                       Singer & Weinstein (a law   current term ends at the    CSAM-advised investment
  New York, NY 10022                         firm) (2/89-present).       2000 annual meeting         company.

C. Oscar Morong, Jr. (63) ....  IF+:     0   Managing Director, Morong   IF: since 1990;             Chairman of the Board of
  c/o College Retirement                     Capital Management          current term ends at the    the Citi Funds and Citi
  Equities Fund                              (1/93-present); Senior      2000 annual meeting         Select Funds and Director
  1385 Outlook Drive West                    Vice                                                    of MAS Funds.
  Mountainside, NJ 07092                     President--Investments of
                                             TIAA-CREF (retired 1/93).

William W. Priest, Jr.*         CH:  1,000   Chairman--Management        CH: since 1997;             Director of six other
  (57) .......................  IF+:     0   Committee, Chief Execu-     current term ends at the    CSAM-advised investment
  153 East 53rd Street          LAQ: 1,000   tive Officer and Managing   2001 annual meeting         companies.
  New York, NY 10022            LAM: 1,000   Director of CSAM            IF: since 1990;
                                PGF: 1,000   (12/90-present).            current term ends at the
                                                                         2000 annual meeting
                                                                         LAQ: since 1997; current
                                                                         term ends at the 1999
                                                                         annual meeting
                                                                         LAM: since 1997; current
                                                                         term ends at the 2001
                                                                         annual meeting
                                                                         PGF: since 1997; current
                                                                         term ends at the 2001
                                                                         annual meeting

Riordan Roett (60) ...........  LAM:     0   Sarita and Don Johnston     LAM: since 1999;            Director of ten SBAM-
  The Johns Hopkins University               Professor of Political      current term ends at the    advised investment
  1740 Massachusetts Avenue                  Science, The Johns Hopkins  1999 annual meeting         companies.
  Washington, D.C. 20036                     University (1973-present).

Martin M. Torino (49) ........  LAQ:     0   Chairman of the Board of    LAQ: since 1991;            Director of three other
  Reconquista 365, 9th Fl.      LAM:     0   Ingenio y Refineria San     current term ends at the    CSAM-advised investment
  Capital Federal 1003          PGF:     0   Martin Del Tabacal S.A.     1999 annual meeting         companies.
  Buenos Aires, Argentina                    (8/96-present); Executive   LAM: since 1990;
                                             Director of TAU S.A. (a     current term ends at the
                                             commodities trading firm)   2001 annual meeting
                                             (11/90-present); President  PGF: since 1989;
                                             of DYAT S.A.                current term ends at the
                                             (10/93-present); Executive  2001 annual meeting
                                             Vice President of Louis
                                             Dreyfus Sugar, Inc.
                                             (1984-1991).

                                  SHARES
                                BENEFICIALLY                                LENGTH OF SERVICE AS
                                 OWNED ON        CURRENT PRINCIPAL          DIRECTOR AND TERM OF        MEMBERSHIP ON BOARDS
                                 FEBRUARY            OCCUPATION                  MEMBERSHIP             OF OTHER REGISTERED
                                    22,       AND PRINCIPAL EMPLOYMENT          ON BOARDS OF          INVESTMENT COMPANIES AND
          NAME (AGE)               1999      DURING THE PAST FIVE YEARS          THE FUNDS            PUBLICLY HELD COMPANIES
------------------------------  -----------  --------------------------  --------------------------  --------------------------
Richard W. Watt* (40) ........  CH:    700   Managing Director of CSAM   CH: since 1997;             Director of four other
  153 East 53rd Street          LAQ: 1,790   (7/96-present); Senior      current term ends at the    CSAM-advised investment
  New York, NY 10022            LAM: 1,640   Vice President of CSAM      1999 annual meeting         companies.
                                PGF: 1,320   (8/95-7/96); Head of        LAQ: since 1995;
                                             Emerging Markets            current term ends at the
                                             Investments and Research    2000 annual meeting
                                             at Gartmore Investment      LAM: since 1997;
                                             Limited (11/92-6/95);       current term ends at the
                                             Director of Kleinwort       2000 annual meeting
                                             Benson International        PGF: since 1997;
                                             Investment (5/87-10/92).    current term ends at the
                                                                         1999 annual meeting

All directors and officers
  as a group

  CH (10):................          3,245

  IF (8):.................          2,000

  LAQ (11):...............          6,356

  LAM (12):...............          3,793

  PGF (9):................          3,120

    During the fiscal year ended December 31, 1998, each director who is not a director, officer, partner, co-partner or employee of CSAM, SBAM, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid by CH, IF, LAQ, LAM and PGF during the fiscal year 1998 to all such unaffiliated directors was $32,000, $27,000, $42,000, $42,000 and $32,500, respectively.
During the fiscal year 1998, the Board of CH, LAQ, LAM and PGF convened seven times and the Board of IF convened eight times.

    The Funds' Audit Committees are composed of directors who are not interested persons of the Funds. Messrs. Arzac, Cattano, Desormeaux and Landau are the members of the Audit Committee of CH; Messrs. Francis, Kaplan and Morong are the members of the Audit Committee of IF; Messrs. Arzac, Cattano, Gordon, Landau, Roett and Torino are the members of the Audit Committee of LAQ and LAM and Messrs. Arzac, Cattano, Lubell and Torino are the members of the Audit Committee of PGF. The Audit Committee of each of CH, IF, LAQ, LAM and PGF convened twice during the fiscal year 1998. The Audit Committee of a Fund advises the full Board with respect to accounting, auditing and financial matters affecting that Fund. Each Board performs the functions of a nominating committee. In the event of vacancy on the Board of Directors, the Board of Directors of each Fund would consider nominees recommended by shareholders. Recommendations should be submitted to the Board in care of the Secretary of the Fund. None of the Funds has a compensation committee.

    Each Director, except Jonathan W. Lubell (PGF) and Jorge E. Desormeaux (CH), attended 75% or more of the aggregate number of the Boards and committees on which he served held during the period for which he was a Director.

    Section 16(a) of the Securities Exchange Act of 1934 requires a Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of a Fund's Shares to file reports of ownership with the Securities and Exchange Commission, The New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, each Fund believes that for the fiscal year ended December 31, 1998, all filings applicable to such persons were complied with.

    The following table shows certain information about officers of the Funds other than Messrs. Priest and Watt, who are described above. Mr. Priest is the Chairman of the Board of each of the Funds and President of IF and was elected to such positions in May 1997. Mr. Watt is President and Chief Investment Officer of CH, LAQ, LAM and PGF. He has been an officer of CH, LAQ and LAM since August 1995 and an officer of PGF since February 1997. Mr. Hrabchak was elected to his office on November 17, 1998. Ms. Alejos has been an Investment Officer of CH, LAM and LAQ since November 4, 1997. Mr. Liebes was elected Senior Vice President of CH, LAQ, LAM and PGF on August 12, 1997 and IF on August 6, 1997. Mr. Pignataro has served as Chief Financial Officer for CH and PGF since 1991 and Secretary for CH and PGF since 1989. He was elected Secretary of IF on February 5, 1997 (after having held a previous position with IF since 1990) and has held his respective positions with the remaining Funds since their commencement of operations. Mr. Del Guercio was elected to his office as Vice President of CH, LAQ, LAM and PGF on August 12, 1997 and IF on August 6, 1997.

    Each officer will hold office until a successor has been elected. All officers of the Funds are employees of and are compensated by CSAM. The Funds have no bonus, profit sharing, pension or retirement plans.

                                         SHARES
                                       BENEFICIALLY
                                        OWNED ON                                     CURRENT PRINCIPAL OCCUPATION
                                        FEBRUARY                                       AND PRINCIPAL EMPLOYMENT
             NAME               AGE     22, 1999         POSITION WITH FUNDS          DURING THE PAST FIVE YEARS
------------------------------  ----   -----------  ------------------------------  ------------------------------
Robert Hrabchak ..............   34    IF+:    0    Chief Investment Officer of IF  Director of CSAM
  153 East 53rd Street                                                              (1/99-present); Vice President
  New York, NY 10022                                                                of CSAM (6/97-1/99); Senior
                                                                                    Portfolio Manager, Merrill
                                                                                    Lynch Asset Management,
                                                                                    Hong-Kong (1/95-5/97);
                                                                                    Associate, Salomon Brothers
                                                                                    Inc (4/93-1/95).

Emily Alejos .................   34    CH:     0    Investment Officer of CH, LAQ   Director of CSAM
  153 East 53rd Street                 LAM:    0      and LAM                       (1/99-present); Vice President
  New York, NY 10022                   LAQ:    0                                    of CSAM (4/97-1/99); Vice
                                                                                    President of Bankers Trust Co.
                                                                                    (8/93-3/97).

--------------
+ For IF, Shares shown are as of March 15, 1999.

Hal Liebes ...................   34    CH:     0    Senior Vice President of CH,    Director and General Counsel
  153 East 53rd Street                 IF+:    0      IF, LAQ, LAM and PGF          of CSAM (1/99-present); Senior
  New York, NY 10022                   LAQ:    0                                    Vice President and General
                                       LAM:    0                                    Counsel of CSAM (3/97-1/99);
                                       PGF:    0                                    Vice President and Legal Coun-
                                                                                    sel of CSAM (6/95-3/97); Chief
                                                                                    Compliance Officer, CS First
                                                                                    Boston Investment Management
                                                                                    (94-95); Staff Attorney,
                                                                                    Division of Enforcement, U.S.
                                                                                    Securities and Exchange
                                                                                    Commission (91-94).

Michael A. Pignataro .........   39    CH:     0    Chief Financial Officer and     Vice President of CSAM
  153 East 53rd Street                 IF+:    0      Secretary of CH, IF, LAQ,     (12/95-present); Assistant
  New York, NY 10022                   LAQ:    0      LAM and PGF                   Vice President and Chief
                                       LAM:  353                                    Administrative Officer for
                                       PGF:    0                                    Investment Companies of CSAM
                                                                                    (9/89-12/95).

Rocco A. Del Guercio .........   35    CH:     0    Vice President of CH, IF, LAQ,  Assistant Vice President of
  153 East 53rd Street                 IF+:    0      LAM and PGF                   CSAM (1/99-present); Adminis-
  New York, NY 10022                   LAQ:    0                                    trative Officer for
                                       LAM:    0                                    CSAM-advised investment
                                       PGF:    0                                    companies (6/96-1/99);
                                                                                    Assistant Treasurer, Bankers
                                                                                    Trust Co.-Fund Administration
                                                                                    (3/94-6/96); Mutual Fund Ac-
                                                                                    counting Supervisor, Dreyfus
                                                                                    Corporation (4/87-3/94).

    The following table shows certain compensation information for the directors of the Funds for the fiscal year ended December 31, 1998. None of the Funds' executive officers and directors who are also officers or directors of CSAM or SBAM received any compensation from the Funds for such period.

                                                       PENSION OR
                                                       RETIREMENT                          TOTAL
                                                        BENEFITS       ESTIMATED     COMPENSATION FROM    TOTAL NUMBER OF
                                                       ACCRUED AS       ANNUAL            FUND AND        BOARDS OF CSAM-
                                       AGGREGATE         PART OF       BENEFITS         FUND COMPLEX          ADVISED
                                     COMPENSATION         FUND           UPON             PAID TO           INVESTMENT
        NAME OF DIRECTOR               FROM FUND        EXPENSES      RETIREMENT         DIRECTORS       COMPANIES SERVED
--------------------------------  -------------------  -----------  ---------------  ------------------  -----------------

Dr. Enrique R. Arzac ...........           CH: $8,500           0              0         $   92,500                 10
                                          LAQ: $8,500
                                          LAM: $8,500
                                          PGF: $8,500

James J. Cattano ...............           CH: $8,500           0              0         $   60,000                  7
                                          LAQ: $8,500
                                          LAM: $8,500
                                          PGF: $8,500

Jorge E. Desormeaux ............           CH: $6,500           0              0         $    6,500                  1

Richard H. Francis .............           IF: $9,000           0              0         $    9,000                  1

Peter A. Gordon ................          LAQ: $8,500           0              0         $   51,500                  6
                                          LAM: $8,500

Peter J. Kaplan ................           IF: $9,000           0              0         $    9,000                  1

George W. Landau ...............           CH: $8,500           0              0         $   60,000                  7
                                          LAQ: $8,500
                                          LAM: $8,500

Jonathan W. Lubell .............          PGF: $7,500           0              0         $   15,000                  2

C. Oscar Morong, Jr. ...........           IF: $9,000           0              0         $    9,000                  1

Martin M. Torino ...............          LAQ: $8,000           0              0         $   48,000                  6
                                          LAM: $8,000
                                          PGF: $8,000

VOTE REQUIRED

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposal.

THE BOARDS OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The second proposal to be submitted at the Meetings will be the ratification or rejection of the selection by the Boards of PricewaterhouseCoopers LLP as independent public accountants of the Funds for the present fiscal year ending December 31, 1999. At a meeting held on February 9, 1999, the Boards of CH, LAQ, LAM and PGF, including those directors who are not "interested persons" of the Funds, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending December 31, 1999. At a meeting held on February 24, 1999, the Board of IF, including those directors who are not "interested persons" of IF, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending December 31, 1999. PricewaterhouseCoopers LLP has been independent public accountants for each of the Funds since commencement of operations of the respective Funds, and has informed each Fund that it has no material direct or indirect financial interest in that Fund. A representative of PricewaterhouseCoopers LLP will be available at the Meetings and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

VOTE REQUIRED

    Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposal.

THE BOARDS OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

          PROPOSAL 3: TERMINATION OF THE ADVISORY AGREEMENT WITH CSAM

    LAQ has received the following proposal and supporting statement from Walter
S. Baer ("Mr. Baer"), who has advised LAQ that he has owned Shares of LAQ with a market value greater than $1000 for at least a year. CSAM will provide the address of Mr. Baer to any person who so requests such information, promptly upon receipt of any oral or written request therefor to Credit Suisse Asset Management, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The Board and LAQ accept no responsibility for the accuracy of either the proposal or Mr. Baer's supporting statement. For the reasons set forth in detail in the Opposing Statement of the Board of Directors, which follows Proposals 3 and 4, the Board recommends a vote AGAINST this shareholder proposal. Because of their affiliation with CSAM, Mr. Priest (who is standing for reelection to the Board of LAQ at the Meeting) and Mr. Watt are "interested persons" of LAQ and may be deemed to have an interest in the continuation of the advisory agreement between LAQ and CSAM. The text of the shareholder proposal and supporting statement is as follows:

    "RESOLVED: The investment advisory agreement between BEA Associates* ('Advisor') and the Fund shall be terminated. The shareholders recommend that the Directors give heavy weight to a commitment to realize net asset value for shareholders when selecting a new advisor.

--------------
* Editor's Note: Effective January 4, 1999, BEA Associates changed its name to Credit Suisse Asset Management. All references to BEA Associates in Mr. Baer's Supporting Statement should be read as references to CSAM.

SUPPORTING STATEMENT

    "Regrettably, our Fund's performance has been dismal. I believe it is time to break the ties between the Fund and its investment advisor, BEA Associates, which must bear responsibility for the Fund's poor performance and high discount.

    "In the first six months of 1998, the Fund fell 22.2% based on net asset value (NAV), while the benchmark Morgan Stanley Emerging Market Latin America Free Index (EMFLA) fell 19.8%. Between June 30 and November 20, 1998, the Fund's NAV has fallen another 14.5%. In 1997, a better year, the Fund's gain (15.0%) was less than half that of the EMFLA (31.6%).

    "Moreover, because the market price of the Fund's shares persistently remains well below NAV, we shareholders are unable to realize the full value of our holdings. As of November 20, 1998, the discount between market price and NAV was 23.6%, which was one of the largest discounts among Latin American funds and indeed among all closed-end funds publicly traded in the U.S.

    "The Fund's efforts to reduce the discount have been ineffectual. On May 19, 1998, the 'Independent Directors' wrote shareholders that efforts were underway 'to increase the Fund's visibility in the investment community' and 'to study other steps towards reducing the discount.' However, the discount has increased in the six months since May 19. In October the Board authorized repurchase of up to 15% of outstanding shares. Yet other funds' experience has shown that these efforts bring little success. Recently, after failing to lower their discounts through such actions, the Latin America Smaller Companies Fund (LLF), the Fidelity Advisor Emerging Asia Fund (FAE) and the TCW/DW Emerging Markets Opportunities Trust (EMO) have decided to open-end, merge or liquidate to permit shareholders to receive full asset value.

    "I believe that the primary reason for our Fund's half-hearted efforts is the Board's unwillingness to interfere with the Advisor's fee stream. Two of the Directors are executive officers of the Advisor. The five 'Independent Directors' sit on more than thirty Boards of other BEA-advised funds or investment companies. I believe that the Advisor's interest in maintaining its fee stream is the major impediment to shareholders' ability to realize NAV for their shares through open-ending, merger or liquidation.

    "I do not believe that the Board can quantify any advantage of retaining the closed-end format that outweighs the added value to shareholders of abandoning that format. There are no net capital gains to defer; the Fund's current emphasis on 'high-quality, very liquid blue-chip companies' does not require a closed-end format; and the Fund's few investments in illiquid securities seem to have produced abysmal results.

    "While passage of this proposal would not directly permit shareholders to realize net asset value from their shares, it would cut the links between the Advisor and its cronies on the Board. It would send a clear message to the Board that the shareholders demand action to eliminate the deadweight loss of value represented by the discount."

       THE BOARD OF DIRECTORS OPPOSES THE PROPOSAL DESCRIBED ABOVE AND URGES SHAREHOLDERS TO VOTE AGAINST THE PROPOSAL FOR THE REASONS STATED IN THE
      OPPOSITION STATEMENT OF THE BOARD OF DIRECTORS FOLLOWING PROPOSAL 4.

          PROPOSAL 4: TERMINATION OF THE ADVISORY AGREEMENT WITH CSAM

    LAM has received the following proposal and supporting statement from Mr. Baer, who has advised LAM that he has owned Shares of LAM with a market value greater than $1000 for at least a year. CSAM will provide the address of Mr. Baer to any person who so requests such information, promptly upon receipt of any oral or written request therefor to Credit Suisse Asset Management, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The Board and LAM accept no responsibility for the accuracy of either the proposal or Mr. Baer's supporting statement. For the reasons set forth in detail in the Opposing Statement of the Board of Directors, which follows below, the Board recommends a vote AGAINST this shareholder proposal. Because of their affiliation with CSAM, Mr. Priest and Mr. Watt are "interested persons" of LAM and may be deemed to have an interest in the continuation of the advisory agreement between LAM and CSAM. The text of the shareholder proposal and supporting statement is as follows:

    "RESOLVED: The investment advisory agreement between BEA Associates* ('Advisor') and the Fund shall be terminated. The shareholders recommend that the Directors give heavy weight to a commitment to realize net asset value for shareholders when selecting a new advisor.

SUPPORTING STATEMENT

    "Regrettably, our Fund's performance has been quite poor. I believe it is time to break the ties between the Fund and its investment advisor, BEA Associates, which must bear responsibility for the Fund's poor performance and high discount.

    "In the first six months of 1998, the Fund fell 19.1% based on net asset value (NAV). Between June 30 and November 20, 1998, the Fund's NAV has fallen another 11.9%. In 1997, a better year, the Fund's gain (13.7%) was less than half that of the benchmark Morgan Stanley Emerging Market Latin America Free Index (31.6%).

    "Moreover, because the market price of the Fund's shares persistently remains well below NAV, we shareholders are unable to realize the full value of our holdings. As of November 20, 1998, the discount between market price and NAV was 23%, which was one of the largest discounts among Latin American funds and indeed among all closed-end funds publicly traded in the U.S.

    "The Fund's efforts to reduce the discount have been ineffectual. In May 1998, the 'Independent Directors' wrote shareholders that efforts were underway 'to increase the Fund's visibility in the investment community' and 'to study other steps towards reducing the discount.' However, the discount has increased in the six months since the date of that letter. In October the Board authorized repurchase of up to 15% of outstanding shares. Yet other funds' experience has shown that these efforts bring little success. Recently, after failing to lower their discounts through such actions, the Latin America Smaller Companies Fund
(LLF), the Fidelity Advisor Emerging Asia Fund (FAE) and the TCW/DW Emerging Markets Opportunities Trust (EMO) have decided to open-end, merge or liquidate to permit shareholders to receive full asset value.

--------------
* Editor's Note: Effective January 4, 1999, BEA Associates changed its name to Credit Suisse Asset Management. All references to BEA Associates in Mr. Baer's Supporting Statement should be read as references to CSAM.

    "I believe that the primary reason for our Fund's half-hearted efforts is the Board's unwillingness to interfere with the Advisor's fee stream. Three of the Directors are executive officers of the Fund's investment advisors. The five 'Independent Directors' sit on more than thirty Boards of other BEA-advised funds or investment companies. I believe that the Advisor's interest in maintaining its fee stream is the major impediment to shareholders' ability to realize NAV for their shares through open-ending, merger or liquidation.

    "I do not believe that the Board can quantify any advantage of retaining the closed-end format that outweighs the added value to shareholders of abandoning that format. There are no net capital gains to defer; the Fund's current emphasis on 'blue-chip, highly liquid companies' does not require a closed-end format; and the Fund's few investments in illiquid securities seem to have produced abysmal results.

    "While passage of this proposal would not directly permit shareholders to realize net asset value from their shares, it would cut the links between the Advisor and its cronies on the Board. It would send a clear message to the Board that the shareholders demand action to eliminate the deadweight loss of value represented by the discount."

OPPOSING STATEMENT OF THE BOARD OF DIRECTORS TO PROPOSALS 3 AND 4

     THE BOARDS OF DIRECTORS OF LAM AND LAQ OPPOSE THE PROPOSALS DESCRIBED
         ABOVE AND URGE ALL SHAREHOLDERS TO VOTE AGAINST THE PROPOSALS
                          FOR THE REASONS NOTED BELOW.

    At a meeting held on February 9, 1999, the Boards of LAM and LAQ, including the Non-interested Directors, unanimously resolved to recommend that you vote AGAINST these Proposals. At the November 10, 1998 quarterly meeting, the Boards of LAM and LAQ, including the Non-interested Directors voting separately, unanimously approved the continuation of the Investment Advisory Agreement with CSAM. The Directors thoroughly reviewed CSAM's performance and the relevant information made available to them by CSAM as required under the 1940 Act, and determined that such continuation was in the best interest of the respective Funds. The Directors do not believe that there has been any subsequent change in the facts upon which their decision was premised that would now warrant terminating CSAM.

    As required by Section 15 of the 1940 Act, advisory contracts must be approved annually by the board of directors (including a majority of the non-interested directors) or a majority of the outstanding voting securities of an investment company. Section 15(c) of the 1940 Act charges directors with the duty to review information reasonably necessary to evaluate the terms of the advisory contract. In anticipation of the November 10th meeting and in accordance with well-established practice, CSAM provided the Directors with extensive information to enable them to satisfy their duty to conduct a meaningful evaluation of the CSAM Investment Advisory Agreement before deciding whether to approve its continuation. This information included, among other things, (i) a description of the business, operations, investment philosophy and financial condition of CSAM, (ii) an analysis of the profitability to CSAM of each Investment Advisory Agreement, (iii) a comparison of the investment performance of LAM and LAQ with that of other funds managed by CSAM, as well as other registered and unregistered investment companies within such Fund's peer group and relevant stock indices, (iv) financial information relating to LAM and LAQ, including total return and market price data for such Fund's Shares, (v) data regarding fees paid by other clients of CSAM, and (vi) a comparison of the expense ratios and advisory fee levels of LAM and LAQ with those of their peer groups. Additionally, the Directors commissioned an advisory contract renewal report from an independent research firm unaffiliated with CSAM. The report compared the expenses, assets and fees of LAM and LAQ with comparable emerging market funds. The Directors thoroughly discussed and analyzed the information and independent report before making the decision to continue the Investment Advisory Agreement with CSAM.

    After finding, among other things, that (i) CSAM's compensation is at a level comparable to similarly situated funds, (ii) each of LAM's and LAQ's performance is within the range of performance that may reasonably be expected of a fund with an investment strategy such as that of LAM and LAQ, and (iii) CSAM and the personnel assigned to LAM and LAQ have the requisite experience and skill to manage the Funds in accordance with their respective investment objectives and policies, the Directors, including the Non-interested Directors, separately concluded that the continuation of LAM's and LAQ's Investment Advisory Agreement with CSAM was in the best interest of the shareholders of each such Fund. The Directors reached this determination in the exercise of their business judgment as part of their lawful authority over such Fund's business affairs under Maryland law.

    In criticizing the performance of the two Funds, Mr. Baer cites their performance during 1998 through November 20, a particularly difficult time for Latin American securities following the financial crisis which occurred throughout the emerging markets in late August, 1998. The decline in the Share price and net asset value of each of LAM and LAQ during 1998 reflects the price fluctuations of the Latin American markets as a whole. At the November 10, 1998 Board meeting, the Directors were presented with the following performance information showing that LAM's and LAQ's performance for the three and nine-month periods ended September 30, 1998 was roughly comparable to that of the MSCI Emerging Market Free Latin America Index (the "MSCI Index") and somewhat better than an unaffiliated registered investment company focusing on Latin American securities ("Fund D"):

                                                            1/1/98     7/1/98
                                                              TO         TO
FUND/INDEX                                                  9/30/98    9/30/98
---------------------------------------------------------------------------------
LAM                                                          (39.87%)   (25.71%)
LAQ                                                          (43.55%)   (27.46%)
MSCI Index                                                   (39.40%)   (24.44%)
Fund D                                                       (48.90%)   (30.10%)

For the years ended December 31, 1998, 1997 and 1996, the corresponding performance data are as follows:

FUND/INDEX                                        1998       1997       1996
---------------------------------------------------------------------------------
LAM                                               (33.33%)    13.71%     13.13%
LAQ                                               (40.62%)    15.01%     13.59%
MSCI Index                                        (35.11%)    31.64%     22.21%
Fund D                                            (43.62%)    42.04%     46.38%

    At the same meeting, the Directors also analyzed performance information relating to LAM's and LAQ's private equity positions which showed that such positions since inception and for the three and nine month periods ended September 30, 1998 had enhanced each Fund's net asset value return.

    In addition to monitoring each Fund's net asset value performance, the Directors continually analyze steps that they can take to reduce or eliminate the discount of the Funds, which is truly a market-wide phenomenon. In that regard, before Proposals 3 and 4 were submitted by Mr. Baer to the Boards of LAM and LAQ, the Directors took action to enhance shareholder value by implementing a Share repurchase program. On October 22, 1998, each of LAM and LAQ (as well as most of the other funds managed by

CSAM) announced that its Board had authorized the repurchase of up to 15% of such Fund's Shares (the "Share Repurchase Program"). The Share Repurchase Program is intended both to provide additional liquidity to those shareholders who elect to sell their Shares and to enhance the net asset value of the Shares held by those shareholders who maintain their investment.

    The Directors realize that many shareholders are frustrated by the market discounts and are striving to deal with the market discount issue in a balanced and careful fashion so as to meet their duty to all shareholders. The Directors closely monitor market discounts on an ongoing basis, including at each quarterly Board meeting. The Directors have discussed at length, both internally and with industry analysts and others, possible approaches to the market discount issue, including tender offers, the conversion to open-end status or liquidation. The Directors adopted the Share Repurchase Program after review of available information and consideration of, among other things, (i) current levels of market discounts, (ii) the cash positions of LAM and LAQ, (iii) alternative investment opportunities, and (iv) the positive impact the repurchases would have upon LAM's and LAQ's net asset value.

    As of March 12, 1999, LAM had purchased 552,700 Shares at an average purchase price of approximately $8.42 per Share, which has had a positive impact on net asset value of $0.18 per Share, and LAQ had purchased 710,600 Shares at an average purchase price of approximately $7.27 per Share, which has had a positive impact on net asset value of $0.19 per Share.

    The Directors also have considered other possible actions to enhance shareholder value (namely liquidating or open-ending the Fund or conducting a tender offer) and have concluded that they are not appropriate at this time. The Directors continue to believe for the reasons stated below that the benefits to shareholders of the closed-end status of LAM and LAQ currently continue to outweigh the advantages which an open-ended structure, merger or tender offer would offer.

    Converting LAM or LAQ into an "open-end fund," commonly known as a mutual fund, would permit shareholders to redeem Shares at net asset value upon request. Although open-ending these Funds would undoubtedly eliminate the discount, the Directors believe that the shareholders derive significant benefits from the closed-end structure. This structure allows CSAM to concentrate on managing a stable pool of assets, without the need to keep assets in low-yielding cash or to liquidate assets, sometimes at inopportune times, to meet redemption requests. The closed-end structure guards LAM's and LAQ's stock price from declining due to high volume sales to meet redemption requests. The closed-end structure also allows CSAM to buy more illiquid holdings, such as private equities, which can benefit performance. As noted above, LAM's and LAQ's private equity positions have enhanced each Fund's net asset value return.

    Open-ending LAM or LAQ would require the Directors to consider whether and how to spend such Fund's money to market its Shares, which would affect the Fund's performance. If the Directors decided not to spend that Fund's money on marketing the Shares, redemptions could shrink such Fund's asset base to the point where its expense ratio increases, simply because fixed expenses are spread across a smaller asset base. For now, the Directors continue to be guided by the principles upon which each Fund was established, and which caused investors to initially buy these Funds. Open-ending LAM or LAQ would fundamentally change its character in ways that the Directors do not believe are in the best interests of its shareholders.

    In addition to the Share Repurchase Program, CSAM has made a greater effort to increase LAM's and LAQ's visibility in the investment community. In this regard, each Fund's portfolio managers have been meeting with analysts and institutional investors to ensure that the investment community has access to important information about the Fund and its investments. Daily net asset values are available by calling each Fund at 1-800-293-1232 or by visiting such Fund's Website (www.cefsource.com). The management of CSAM is expanding the Website to include reasonably current selected portfolio information on-line. LAM and LAQ believe these steps may increase potential investor demand generally for their Shares.

    Changing advisers for funds that are as specialized as LAM and LAQ is not an action to be taken lightly. The number of investment advisers with the requisite expertise is limited. CSAM was one of the early proponents of investing in Latin American and other emerging markets and is committed to maintaining and enhancing its presence in this sector. These efforts are ongoing and in your best interests.

    Accordingly, the Boards of LAM and LAQ and the Non-interested Directors believe that termination of such Fund's Investment Advisory Agreement with CSAM is not in the best interest of LAM or LAQ at this time and therefore urge shareholders to vote AGAINST these shareholder proposals.

    THE BOARDS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS VOTE "AGAINST" THESE SHAREHOLDER PROPOSALS.

               OTHER MATTERS WHICH MAY COME BEFORE THE MEETINGS;
                             SHAREHOLDER PROPOSALS

    In the absence of voting instructions in a Proxy for use at the Meetings of LAM or LAQ, the proxyholders intend to vote such Proxy against shareholder Proposals 3 and 4. Should any other matters properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment in the best interests of the Funds on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in any Fund's proxy material relating to its 2000 annual meetings of shareholders, the shareholder proposal must be received by that Fund no later than November 11, 1999. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

    Pursuant to the Bylaws of IF, LAM and LAQ, at any annual meeting of the shareholders of these Funds, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting of any of IF, LAM or LAQ by a shareholder of such Fund, such shareholder must have given timely notice thereof in writing to the Secretary of that Fund. To be timely, any such notice must be delivered to or mailed and received at the relevant Fund c/o Credit Suisse Asset Management, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, NY 10022 not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was given or such public disclosure was made.

    Any such notice by a shareholder must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

    Notice is hereby given to the shareholders of CH and PGF that for a shareholder proposal to be properly brought before their 2000 annual meeting by a shareholder, the shareholder proposal must be received by the relevant Fund by February 22, 2000.

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY OR PROXIES AND RETURN SUCH PROXY OR PROXIES IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION
BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of any Fund because they possessed or shared voting or investment power with respect to the Shares of that Fund:

                                                                     NUMBER OF
                                                                       SHARES
                                                                    BENEFICIALLY    PERCENT OF
FUND NAME AND ADDRESS                                                  OWNED          SHARES
---  ------------------------------------------------------------  --------------   -----------
CH     *President and Fellows of Harvard College ................      1,368,400          9.6%
          c/o Harvard Management Company, Inc.
          600 Atlantic Avenue
          Boston, MA 02210
CH     *Brinson Partners, Inc. ..................................        776,940          5.5%
          209 South LaSalle
          Chicago, Illinois 60604-1295
LAQ    *President and Fellows of Harvard College ................      2,186,300         25.4%
          c/o Harvard Management Company, Inc.
          600 Atlantic Avenue
          Boston, MA 02210
LAM    *Lazard Freres & Co. LLC .................................        562,566          7.2%
          30 Rockefeller Plaza
          New York, NY 10020
LAM    *Newgate LLP .............................................        754,420          9.6%
          80 Field Point Road
          Greenwich, CT 06830
LAM    *President and Fellows of Harvard College ................      1,792,200         22.5%
          c/o Harvard Management Company, Inc.
          600 Atlantic Avenue
          Boston, MA 02210
PGF   **Deep Discount Advisors, Inc. ............................      1,543,700         28.9%
          One West Pack Square
          Suite 777
          Asheville, NC 28801
PGF    *Fidelity Management & Research Company ..................        383,600          7.2%
          82 Devonshire Street
          Boston, MA 02109

--------------

 * As stated in a Schedule 13G on file with the Securities and Exchange Commission.

** As stated in a Schedule 13D on file with the Securities and Exchange Commission.

REPORTS TO SHAREHOLDERS

    The Funds send unaudited semi-annual and audited annual reports to their shareholders, including a list of investments held. Each Fund will furnish, without charge, a copy of its most recent annual and semi-annual report, upon request to that Fund at One Citicorp Center, 153 East 53rd Street, New York, New York 10022, telephone (1-800-293-1232), or at the Funds' Website at www.cefsource.com. These requests will be honored within three business days of receipt.

                                                 THE CHILE FUND, INC.

                  --------------------------------------------------------------

                                               THE INDONESIA FUND, INC.

             -------------------------------------------------------------------

                                                  THE LATIN AMERICA
                                                  EQUITY FUND, INC.

                      ----------------------------------------------------------

                                                  THE LATIN AMERICA
                                                INVESTMENT FUND, INC.

                ----------------------------------------------------------------

                                               THE PORTUGAL FUND, INC.

             -------------------------------------------------------------------

   CSAM-PS-99

                                     PROXY

                             THE PORTUGAL FUND, INC.


          This Proxy is Solicited on Behalf of the Board of Directors


  P       The undersigned hereby appoints Michael A. Pignataro and Rocco A. Del
        Guercio as Proxies, each with the power to appoint his substitute,
  R and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other
  O matters as may properly come before the meeting or any adjournments thereof, all shares of The Portugal Fund, Inc. (the "Fund") that the
  X undersigned is entitled to vote at the annual meeting of shareholders to be held on May 11, 1999, and at any adjournments thereof.
  Y


   -------------                                                 -------------
   /SEE REVERSE/   CONTINUED AND TO BE SIGNED ON REVERSE SIDE    /SEE REVERSE/
   /   SIDE    /                                                 /   SIDE    /
   -------------                                                 -------------

  -----
  /   /  Please mark
  / X /  votes as in
  /   /  this example.
  -----


This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.

The Board of Directors recommends a vote "FOR" the nominees in Proposal 1 and "FOR" Proposal 2.


1. ELECTION OF THE FOLLOWING NOMINEES AS         2. TO RATIFY THE SELECTION OF        FOR     AGAINST   ABSTAIN
   DIRECTORS.                                       PRICEWATERHOUSECOOPERS LLP AS     -------   -------   -------
   James J. Cattano (three-year term)               INDEPENDENT PUBLIC ACCOUNTANTS    /     /   /     /   /     /
   Richard W. Watt (three-year term)                OF THE FUND FOR THE FISCAL        /     /   /     /   /     /
                                                    YEAR ENDING DECEMBER 31, 1999.    -------   -------   -------


            FOR         WITHHELD
          -------       -------
          /     /       /     /
          /     /       /     /
          -------       -------

   ------
   /    /
   /    /
   --------------------------------------------
      For all nominees except as noted above






                                                        MARK HERE    ------
                                                       FOR ADDRESS   /    /
                                                        CHANGE AND   /    /
                                                       NOTE AT LEFT  ------


                          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                          Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:_______________ Date:______   Signature:_______________ Date:______